UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   July 1, 2010

                             PASSUR Aerospace, Inc
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             (Exact Name of Registrant as Specified in Its Charter)

             New York                   000-7642                 11-2208938
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

 One Landmark Square, Suite 1900, Stamford, Connecticut                06901
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        (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:   (203) 622-4086

          One Landmark Square, Suite 1900, Stamford, Connecticut 06901
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         (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
















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ITEM. 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


PASSUR Aerospace, Inc. announced that Tina W. Jonas, age 50, has joined the PASSUR Aerospace Management Team. Ms. Jonas joins PASSUR as Executive Vice President, Operations from Sikorsky Aircraft Corporation ("Sikorsky"), a designer and builder of helicopters for commercial, industrial and military use, where she worked as Director, Operations Planning & Analysis since September 2008. In that role, she was responsible for leading and managing Sikorsky's global planning for production and supply chain operations - including production planning for all military, commercial and aftermarket business. Her responsibilities also included facilities management for operations worldwide and integrated operations management for $500 million in aftermarket business for Sikorsky.

Prior to joining Sikorsky, Ms. Jonas served as Undersecretary of Defense, Comptroller and Chief Financial Officer for the United States Department of Defense ("DOD"). Before joining the DOD in 2004, she served as Assistant Director and Chief Financial Officer for the Federal Bureau of Investigation. She holds a Master's degree in Liberal Studies from Georgetown University and a Bachelor's degree in Political Science from Arizona State University.

In connection with her joining PASSUR, Ms. Jonas was granted options to purchase 100,000 shares of PASSUR common stock, which options vest ratably over five years.

A copy of the press release announcing Ms. Jonas's appointment as Executive Vice President, Operations is attached to this Current Report as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are filed as a part of this Report.

         Exhibit No.                Description

         99.1                       Press Release




























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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PASSUR AEROSPACE, INC.


Date:  July 8, 2010                     By:
                                             Name:  Jeffrey P. Devaney
                                             Title:  Chief Financial Officer,
                                                     Treasurer and Secretary









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